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                                                                 Exhibit (m)(1)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,443.55
                     = $200,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4      $6,875.43
+ Annual Premium*                      $2,500.00
- Premium Expense Charge**               $125.00
- Monthly Deduction***                   $639.50
- Mortality & Expense Charge****          $80.13
+ Hypothetical Rate of Return*****      ($87.25)
                                        --------
=                                         $8,444 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                    COI
           -----                    ---

             1                   $43.71
             2                   $43.72
             3                   $43.74
             4                   $43.75
             5                   $43.77
             6                   $43.78
             7                   $43.80
             8                   $43.81
             9                   $43.83
            10                   $43.85
            11                   $43.86
            12                   $43.88


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         Total                  $525.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month           Interest
           -----           --------

             1              ($7.58)
             2              ($7.52)
             3              ($7.47)
             4              ($7.41)
             5              ($7.35)
             6              ($7.30)
             7              ($7.24)
             8              ($7.19)
             9              ($7.13)
            10              ($7.08)
            11              ($7.02)
            12              ($6.97)

         Total             ($87.25)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $8,443.55
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                        $6,360  (rounded to the nearest dollar)


II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,217.02
                     = $200,000

POLICY VALUE:


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Year 5 Policy Value =
Policy Value at the end of year 4      $8,061.60
+ Annual Premium*                      $2,500.00
- Premium Expense Charge**               $125.00
- Monthly Deduction***                   $635.48
- Mortality & Expense Charge****          $90.85
+ Hypothetical Rate of Return*****       $506.75
                                         -------
=                                        $10,217 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $43.43
             2               $43.44
             3               $43.44
             4               $43.45
             5               $43.45
             6               $43.45
             7               $43.46
             8               $43.46
             9               $43.47
            10               $43.47
            11               $43.48
            12               $43.48

            Total           $521.48

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1                $42.64
             2                $42.57


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             3                $42.49
             4                $42.42
             5                $42.34
             6                $42.27
             7                $42.19
             8                $42.12
             9                $42.04
            10                $41.97
            11                $41.89
            12                $41.81

            Total            $506.75

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $10,217.02
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                        $8,133 (rounded to the nearest dollar)


III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,304.11
                     = $200,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $9,402.19
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**              $125.00
- Monthly Deduction***                  $630.85
- Mortality & Expense Charge****        $102.96
+ Hypothetical Rate of Return*****    $1,260.73
                                      ---------
=                                       $12,304 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.


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*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per
1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $43.13
             2               $43.12
             3               $43.11
             4               $43.10
             5               $43.09
             6               $43.08
             7               $43.07
             8               $43.06
             9               $43.05
            10               $43.04
            11               $43.02
            12               $43.01

            Total           $516.85

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $102.98
             2               $103.35
             3               $103.72
             4               $104.09
             5               $104.47
             6               $104.85
             7               $105.23
             8               $105.62
             9               $106.01
            10               $106.41
            11               $106.80
            12               $107.20

         Total             $1,260.73


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CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $12,304.11
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                       $10,220 (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
---------------------------------------------

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $8,259.21
                     = $200,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4      $6,734.14
+ Annual Premium*                      $2,500.00
- Premium Expense Charge**               $125.00
- Monthly Deduction***                   $685.68
- Mortality & Expense Charge****          $78.63
+ Hypothetical Rate of Return*****      ($85.62)
                                        --------
=                                         $8,259 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $47.54
             2               $47.56
             3               $47.58
             4               $47.60
             5               $47.61


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             6               $47.63
             7               $47.65
             8               $47.67
             9               $47.68
            10               $47.70
            11               $47.72
            12               $47.74

         Total              $571.68

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               ($7.46)
             2               ($7.40)
             3               ($7.34)
             4               ($7.28)
             5               ($7.22)
             6               ($7.16)
             7               ($7.11)
             8               ($7.05)
             9               ($6.99)
            10               ($6.93)
            11               ($6.87)
            12               ($6.81)

         Total              ($85.62)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $8,259.21
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                        $6,175 (rounded to the nearest dollar)


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II.      THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE
BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $10,005.95
                     = $200,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4     $7,903.94
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**              $125.00
- Monthly Deduction***                  $681.37
- Mortality & Expense Charge****         $89.21
+ Hypothetical Rate of Return*****      $497.59
                                        -------
=                                       $10,006 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $47.25
             2               $47.26
             3               $47.26
             4               $47.27
             5               $47.27
             6               $47.28
             7               $47.28
             8               $47.29
             9               $47.29
            10               $47.30
            11               $47.31
            12               $47.31
         Total              $567.37


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**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------
             1                $41.98
             2                $41.88
             3                $41.79
             4                $41.70
             5                $41.61
             6                $41.51
             7                $41.42
             8                $41.33
             9                $41.23
            10                $41.14
            11                $41.04
            12                $40.95

            Total            $497.59

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $10,005.95
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                        $7,922 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $200,000 or 222% x $12,062.77
                     = $200,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4      $9,226.63


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+ Annual Premium*                      $2,500.00
- Premium Expense Charge**               $125.00
- Monthly Deduction***                   $676.40
- Mortality & Expense Charge****         $101.16
+ Hypothetical Rate of Return*****     $1,238.71
                                       ---------
=                                        $12,063 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

           Month                COI
           -----                ---

             1               $46.92
             2               $46.91
             3               $46.90
             4               $46.89
             5               $46.88
             6               $46.87
             7               $46.86
             8               $46.85
             9               $46.84
            10               $46.83
            11               $46.82
            12               $46.81

            Total           $562.40

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 0.98%. The monthly interest amounts earned for year 5 are:

           Month            Interest
           -----            --------

             1               $101.40
             2               $101.72
             3               $102.05
             4               $102.38


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             5               $102.71
             6               $103.04
             7               $103.38
             8               $103.72
             9               $104.06
            10               $104.40
            11               $104.75
            12               $105.10
            Total          $1,238.71

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $12,062.77
- Year 5 Surrender Charge             $2,084.00
                                      ---------
=                                        $9,979 (rounded to the nearest dollar)